Exhibit 10.1 - Page 1


NASA Contract No. NAS-20590
Procurement Request No. E.1444
Vendor Code 1010540

Issued By:
             National Aeronautics and Space Administration
             Langley Research Center
             9A Langley Boulevard, Bldg. 1195B, Rm. 123
             Hampton, VA 23681-001

Contractor Name and Address:
             Ballistic Recovery Systems, Inc.
             Fleming Field
             1845 Henry Avenue
             S. St. Paul, MN 55075

Name and Telephone No. Of Contractor's Administrator:
             Mark Thomas (612) 457-7491

Administered By:
             NASA Langley Research Center
             Hampton, VA 23681-0001

LaRC Administrator:
             Ledora R. Akanni (804) 864-2532 Mail Stop 126

Payment will be made by:
             Financial Management Division, M/S 175
             NASA Langley Research Center
             Hampton, VA 23681-0001

Contract Type:
             Firm Fixed Price

Items Awarded Under This NASA Contract for SBIR Phase II Research Entitled: LOW
             COST, LIGHTWEIGHT AIRCRAFT EMERGENCY RECOVERY SYSTEM

Total Amount of Contract:
             $581,875

Signature, Title of Contractor and Date:
             /s/ Mark B. Thomas, CEO and CFO 03-06-96

Signature of Contracting Officer on Behalf of the United States of America and
             Date: /s/ Mary Jane Yeager 03-08-96



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Exhibit 10.1 - Page 2


FULL-TEXT CLAUSES

1. SUPPLIES AND/OR SERVICES TO BE FURNISHED (NASA 18-52.210-72) (DEC 1988)

The Contractor shall provide all resources (except as may be expressly stated in this contract as furnished by the Government) necessary to furnish the required supplies and/or services in accordance with the Statement of Work of this contract.

2. FIRM FIXED PRICE (NASA 18-52.216-78) (DEC 1988)

The total firm fixed price of this contract is $581,875.

3. PERIOD OF PERFORMANCE (18-52.212-74) (DEC 1988)

The period of performance of this contract shall be 24 months from effective date of contract.

4. LIMITATIONS ON RESEARCH AND ANALYTICAL WORK

A minimum of one-half of the research and/or analytical effort must be performed by the Contractor's firm.

5. PRINCIPAL INVESTIGATOR LIMITATION

The Contractor shall be the primary source of employment of the principal investigator(s) named in clause 18-52.235-71, Key Personnel and Facilities, at both the time of award and during the conduct of the proposed research, except as specified in the aforementioned clause. The terms of this clause shall not be construed as excusing the Contractor from timely performance of the work. Substitution of any of the key individuals shall not authorize a change in contract price.

6. FINAL INSPECTION AND ACCEPTANCE

Final inspection and acceptance of all items specified for delivery under this contract shall be accomplished by the Contracting Officer or his duly authorized representative at destination.

7. RIGHTS IN PROJECT SUMMARY

Exhibit A, Project Summary, of the Contractor's proposal for this contract, but no other portions thereof, shall be treated as delivered data with unlimited rights in accordance with Subparagraph (b)(1)(I) of clause 52.227-20, Rights in Data -- SBIR Program.

8. REPORTS OF WORK

A. Quarterly Technical Progress Reports

The Contractor shall submit separate quarterly technical reports of all work accomplished during each three month period of contract performance. The final report shall serve as the last quarterly technical progress report. Reports shall be in narrative form, and brief and informal in content. Quarterly reports shall include:

1. A quantitative description of work performed during the period;



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Exhibit 10.1 - Page 3


2. An indication of any current problems which may impede performance or impact program schedule or cost, and proposed corrective action;

3. A discussion of the work to be performed during the next reporting period;

4. The total cumulative costs incurred as of the report date;

5. Estimate of cost to complete the contract; and

6. Estimated percentage of physical completion of the contract.

The quarterly technical progress report required by Paragraph A above shall be submitted in the number of copies and to the addresses indicated in Paragraph D below entitled "Reports Distribution," within 10 days following the period to be reported.

B. Final Report

The Contractor shall Submit a Final Report 24 months from effective date of contract. The quarterly report shall be in narrative form which documents and summarizes the results of the entire contract work. The Final Report shall include a single-page project summary (Exhibit A) as the first page, identifying the purpose of the research, a brief description of the research carried out, the research findings or results. The potential applications of the project results in Phase III both for NASA purposes and for commercial purposes shall also be included. The project summary is to be submitted without restriction for NASA publication. The balance of the report should indicate in detail the project objectives, work carried out and results obtained. Rights to this data shall be in accordance with clause 52.227-20, Rights in Data - SBIR Program (Deviation).

C. Report Documentation Page

The Contractor shall include a completed Report Documentation Page (Standard Form 298, Exhibit B) as the final page of the each report Submitted in Paragraphs A and B above.

D. Reports Distribution

Reports shall be distributed in the quantities indicated below. The reports to NASA shall be addressed as follows:

ATTN: (Mail stops shown under "Reports" below) NASA LANGLEY RESEARCH CENTER MARK FOR: NAS1-20590 HAMPTON, VA 23681 -0001

9. DELIVERY SCHEDULE

The Contractor shall deliver the items required to be furnished by the contract as follows:

                                                              DELIVERY           SHIPPING
#  DESCRIPTION                                      QUANTITY     DATE              ADDRESS
1 Design for Canopy                                   1       24 months   Langley Research Center

2 Prototype Parachute per each drop                    1       24 months   Langley Research Center
  (small, medium and large)



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
Exhibit 10.1 - Page 4


10. LIMITATION OF FUNDS (FIXED-PRICE CONTRACT) (18-52.232-77) (MAR 1989)

(a) Of the total price of items in Paragraph 2., the sum of $150,000 is presently available for payment and allotted to this contract. It is anticipated that from time to time additional funds will be allocated to the contract in accordance with the following schedule until the total price of said items is allotted:

SCHEDULE FOR ALLOTMENT OF FUNDS

Date                         Amounts
June 1996                   $150,000
December 1996               $150,000
June 1997                   $131,875

(b) The Contractor agrees to perform or have performed work on the items specified in paragraph (a) above up to the point at which, if this contract is terminated pursuant to the Termination for Convenience of the Government clause of this contract, the total amount payable by the Government (including amounts payable for subcontracts and settlement costs) pursuant to paragraphs (f) and
(g) of that clause would, in the exercise of reasonable judgment by the Contractor, approximate the total amount at the time allotted to the contract. The Contractor is not obligated to continue performance of the work beyond that point. The Government is not obligated in any event to pay or reimburse the Contractor more than the amount from time to time allotted to the contract, anything to the contrary in the Termination for Convenience of the Government clause notwithstanding.

(c) (1) It is contemplated that funds presently allotted to this contract will cover the work to be performed until June 30, 1996.

(2) If funds allotted are considered by the Contractor to be inadequate to cover the work to be performed until that date, or an agreed date substituted for it, the Contractor shall notify the Contracting Officer in writing when within the next 60 days the work will reach a point at which, if the contract is terminated pursuant to the Termination for Convenience of the Government clause of this contract, the total amount payable by the Government (including amounts payable for subcontracts and settlement costs) pursuant to paragraphs (f) and (g) of that clause will approximate 75 percent of the total amount then allotted to the contract.

(3) (i) The notice shall state the estimated date when the point referred to in subparagraph (2) above will be reached and the estimated amount of additional funds required to continue performance to the date specified in subparagraph (1 ) above, or an agreed date substituted for

      (ii) The Contractor shall, 60 days in advance of the date specified in subparagraph (1 ) above, or an agreed date substituted for it, advise the Contracting Officer in writing as to the estimated amount of additional funds required for the timely performance of the contract for a further period as may be specified in the contract or otherwise agreed to by the parties.

(4) If, after the notification referred to in subdivision (3)(ii) above, additional funds are not allotted by the date specified in subparagraph (1 ) above, or an agreed date substituted for it, the Contracting Officer shall, upon the Contractor's written request, terminate this contract on that date or on the date set forth in the request, whichever is later, pursuant to the Termination for Convenience of the Government clause.



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
Exhibit 10.1 - Page 5


(d) When additional funds are allotted from time to time for continued performance of the work under this contract, the parties shall agree on the applicable period of contract performance to be covered by these funds. The provisions of paragraphs (b) and (C) above shall apply to these additional allotted funds and the substituted date pertaining to them, and the contract shall be modified accordingly.

(e) If, solely by reason of the Government's failure to allot additional funds in amounts sufficient for the timely performance of this contract, the Contractor incurs additional costs or is delayed in the performance of the work under this contract, and if additional funds are allotted, an equitable adjustment shall be made in the price or prices (including appropriate target, billing, and ceiling prices where applicable) of the items to be delivered, or in the time of delivery, or both.

(f) The Government may at any time before termination, and, with the consent of the Contractor, after notice of termination, allot additional funds for this contract.

(g) The provisions of this clause with respect to termination shall in no way be deemed to limit the rights of the Government under the Default clause of this contract. The provisions of this Limitation of Funds clause are limited to the work on and allotment of funds for the items set forth in paragraph (a) above. This clause shall become inoperative upon the allotment of funds for the total price of said work except for rights and obligations then existing under this clause.

(h) Nothing in this clause shall affect the right of the Government to terminate this contract pursuant to the Termination for Convenience of the Government clause of this contract.

11. PROGRESS PAYMENTS

(a) Progress payments will be approved by the Contracting Officer or delegated ACO in accordance with the contract Provision 52-232-16, Progress Payments and NFS 18-52.232-70, NASA Progress Payment Rates (Deviation). The payment request should be submitted using Standard Form 1443 Contractor's Request Progress Payment and include reference to this contract number and your Tax Payer Identification Number. The Contractor should submit an original and three (3) copies to the Contracting Officer or delegated ACO.

(b) The Contractor shall provide a letter with each request for progress payment summarizing the work performed during the period for which payment is requested. The Contractor should report the number of hours performed on the total effort as well as cost incurred on subcontractor work. Additional reporting in accordance with 52.232-16 (g) may be necessary on individual payment requests. This will be determined on a case by case basis by the Contracting Officer.

12. CLAUSES INCORPORATED BY REFERENCE (52.252-2) (JUN 1988)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

NOTICE: The following clauses are hereby incorporated by reference.

A. FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES

52.202-1 Definitions (Oct 1995)
52.203-3 Gratuities (Apr 1984)
52.203-5 Covenant Against Contingent Fees (Apr 1984)
52.203-6 Restrictions on Subcontractor Sales to the Government (Jul 1995)



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
Exhibit 10.1 - Page 6


52.203-7 Anti-Kickback Procedures (Ju11995)
52.203-9 Requirement for Certificate of Procurement Integrity -- Modification
      (Sep 1995)
52.203-10 Price or Fee Adjustment for Illegal or Improper Activity (Sep 1990) 52.203-12 Limitation on Payments to Influence Certain Federal Transactions (Jan
      1 990)
52.204-4 Printing/Copying Double-Sided on Recycled Paper (May 1995)
52.209-6 Protecting the Government's Interest When Subcontracting with
  Contractors Debarred, Suspended, or Proposed for Debarment (Aug 1995) 52.210-5 New Material (May 1995)
52.210-7 Other than New Material, Residual Inventory, and Former Government
    Surplus Property (May 1995)
52.212-8 Defense Priority and Allocation Requirements (Sep 1990)
52.212-13 Stop-Work Order (Aug 1989)
52.215-1 Examination of Records by Comptroller General (Ju11995)
52.215-2 Audit and Records -- Negotiation (Oct 1995)
52.215-22 Price Reduction for Defective Cost or Pricing Data (Jan 1991) 52.215-24 Subcontractor Cost or Pricing Data (Dec 1994)
52.215-26 Integrity of Unit Prices (Oct 1995)
52.215-27 Termination of Defined Benefit Pension Plans (Sep 1989)
52.215-33 Order of Precedence (Jan 1986)
52.215-39 Reversion or Adjustment of Plans for Postretirement Benefits Other
    Than Pensions (Feb 1995)
52.215-40 Notification of Ownership Changes (Feb 1995)
52.219-8 Utilization of Small, Small Disadvantaged and Women-Owned Small
    Business Concerns (Oct 1995)
52.222-3 Convict Labor (Apr 1984)
52.222-26 Equal Opportunity (Apr 1984)
52.222-35 Affirmative Action for Special Disabled and Vietnam Era Veterans (Apr
    1984)
52.222-36 Affirmative Action for Handicapped Workers (Apr 1984)
52.222-38 Employment Reports on Special Disabled Veterans of the Vietnam Era
    (Jan 1988)
52.223-2 Clean Air and Water (Apr 1984)
52.223-6 Drug-Free Workplace (Ju11990)
52.225-3 Buy American Act - Supplies (Jan 1994)
52.225-11 Restrictions on Certain Foreign Purchases (May 1992)
52.227-1 Authorization and Consent (Ju11995) -- Alternate I (Apr 1984)
52.227-2 Notice and Assistance Regarding Patent and Copyright Infringement (Apr
   1984)]
52.227-11 Patent Rights -- Retention by the Contractor (Short Form) (Jun 1989)
    -- As Modified by NASA FAR Supplement 18-52.227-11
52.227-16 Additional Data Requirements (Jun 1987)
52.227-20 Rights In Data-SBIR Program (Mar 1994)
52.229-3 Federal, State and Local Taxes (Jan 1991)
52.229-5 Taxes - Contracts Performed in U.S. Possessions or Puerto Rico (Apr
   1984)
52.232-2 Payments under Fixed-Price Research and Development Contracts (Apr
   1984)
52.232-9 Limitation on Withholding of Payments (Apr 1984)



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
Exhibit 10.1 - Page 7


52.232-16 Progress Payments (Ju11991) Alternate I (Aug 1987)
52.232-17 Interest (Jan 1991)
52.232-23 Assignment of Claims (Jan 1986)
52.232-25 Prompt Payment (Mar 1994) (Insert 30th day in subparagraph (b)(2)) 52.232-28 Electronic Funds Transfer Payment Methods (Apr 1989) -- As modified by NASA FAR Supplement 18-32.908(a)
52.233-1 Disputes (Oct 1995) -- Alternate I (Dec 1991)
52.233-3 Protest After Award (Oct 1995)
52.242-13 Bankruptcy (July 1995)
52.243-1 Changes -- Fixed Price (Aug 1987) - Alternate V (Apr 1984)
52.244-5 Competition in Subcontracting (Apr 1984)
52.245-2 Government Property (Fixed-Price Contracts) (Dec 1989)
52.246-7 Inspection of Research and Development -- Fixed-Price (Apr 1984) 52.246-16 Responsibility for Supplies (Apr 1984)
52.246-23 Limitation of Liability (Apr 1984)
52.247-34 F.O.B. Destination (Nov 1991)
52.249-2 Termination for the Convenience of the Government (Fixed-Price) (Apr
         1984)
52.249-9 Default (Fixed-Price Research and Development) (Apr 1984)
52.253-1 Computer Generated Forms (Jan 1991)

B. NASA/FAR SUPPLEMENT (48 CFR CHAPTER 18) CLAUSES

18-52.204-78 Security Plan for Unclassified Federal Computer Systems (Sep 1993) 18-52.210-75 Packaging and Marking (Sep 1990) - Alternate I (Sep 1990) 18-52.212-70 Notice of Delay (Dec 1988)
18-52.215-84 Ombudsman (Oct 1995)
                          LaRC: Belinda Adams, (804) 864 8989
                          NASA: Thomas S. Leredtke, (202) 358-2090
18-52.219-74 Use of Rural Area Small Businesses (Sep 1990)
18-52.219-76 NASA Small Disadvantaged Business Goal (Ju11991)
18-52.227-72 Designation of New Technology Representative and
             Patent Representative (APR 1984)
18-52.232-70 NASA Progress Payment Rates (Dec 1991)
18-52.232-82 Submission of Requests for Progress Payments (Mar 1989) 18-52-235-70 Center for AeroSpace Information (Nov 1992)
18-52-235-71 Key Personnel and Facilities (Mar 1989) Anthony D. Kasher, PI 18-52-245-70 Acquisition of Centrally Reportable Equipment (Mar 1989)

Deviation - Clause 18-52.232-70, NASA Progress Payment Rates, is changed by redesignating the existing Paragraph (d) as Paragraph (e), and adding a new Paragraph (d) to read as follows:

"(d) If this contract is an award made under the Small Business Innovation Research (SBIR) program, the Progress Payment Clause of this contract is modified to change each mention of the progress payment rate and the ordinary liquidation rate (excepting Paragraph (k), Limitation on Undefined Contract Actions) to 100 percent."



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

Exhibit 10.1 - Page 8


             C. REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS OF OFFERORS OR QUOTERS INCORPORATED BY REFERENCE

             The Representations, Certifications, and Other Statements of Offerors or Quoters as completed by the Contractor are hereby incorporated in their entirety by reference, with the same force and effect as if they were given in full text.

13. Phase II Statement of Work (SOW)

The objective is to deliver a series of parachutes capable of recovering aircraft ranging from single place ultralights to four place general aviation aircraft.

3.1 Introduction

This development process will be conducted in phases to make efficient use of the learning curve and optimize the development cycle. Initial development will be conducted at the laboratory level with small material samples to optimize material properties. Small parachutes will be made from the most promising materials for drop testing. Information and data gathered from the small drop tests will be applicable to the larger tests. Parachutes are bluff bodies that generate turbulent upstream flows, therefore, scaling factors such as Reynolds number are not as critical as they would be for devices involving laminar flows.

3.2 Reinforced Film and Seam Bonding Optimization

Development samples of reinforced films and bonded seams will be made at the laboratory scale to minimize cost. Samples of potential films and seams will be tested for breaking strength at a commercial engineering test facility in accordance with ASTM test standards using traceable calibration.

This task will be an iterative process involving intermittent redesigns to improve material strength and seam performance as necessary. Small scale drop tests will be conducted in conjunction with this test series using promising combinations of reinforced film and seam techniques.

3.3 Accelerated Aging Studies

This task will consist of two objectives. First, the proposed materials must maintain their structural integrity at extreme environmental conditions. Second, the materials must maintain their structural integrity after extreme temperature and humidity cycling. Testing at these conditions will be conducted at a commercial engineering test facility in accordance with ASTM test standards using traceable calibration.

Testing at extreme conditions will be conducted throughout the first year in conjunction with the reinforced film and seam optimization tasks.

Two 28-day environmental cycling tests will be conducted at six month intervals during the first year of the project.

3.4 Small Parachute Drop Tests

An ultralight aircraft will be rented and configured for dropping the 44, 86, and 215 pound test weights. Drop testing will be conducted at the local ultralight park in Lake Elmo, Minnesota. Ground-to-air video will be taken of all tests.



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
Exhibit 10.1 - Page 9


Fifty 200 sq. ft. prototype parachutes have been budgeted for this task, which should allow for 100 to 150 individual drop tests.

3.5 Medium and Large Parachute Drop Tests

BRS has access to a Dehavilland DHC-2 Beaver and DHC-4 Twin Otter through a local skydiving operation during the spring, summer, and fall. The drop zone at the Fort McCoy Army Base in Sparta, Wisconsin will be used for these drop tests.

The DHC-2 Beaver will be used to test the 600 sq. ft. parachutes

The DHC-4 Twin Otter will be used to test the 900, 1200, and 1600 sq. ft. parachutes.

BRS has initiated procedures to rent a DeHavilland HDC-5 Caribou aircraft to drop test the 2000 and 2400 sq. ft. parachutes.

This test series will consist of following tasks:

1) Fabrication of prototype parachutes, drop test hardware and drop test weights.

2) Coordination of aircraft, flight crew, and ground crew.

3) Rental of equipment to recover the drop test weights from the drop zone and loading weights on to the aircraft.

4) Instrumentation preparation.

5) Data analysis and documentation.

3.6 Production Engineering

This task will consist of paper studies and vendor searches and be conducted primarily by the principal investigator with some assistance by the consultant, Brian Doyle.



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